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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Brian E. Côté Chief Financial Officer (949) 509-4420

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — June 14, 2007 — Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended May 31, 2007.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $15.0 billion and 169 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,
(Dollars in Thousands)	2007	2007	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006

Balance sheet summary
Total assets	$15,001,085	$15,140,169	$15,237,869	$15,509,333	$15,785,578	$16,207,382	$16,496,149	$16,680,660	$16,981,557	$17,215,720	$17,257,180	$17,464,780	$17,568,618
Loans receivable held for investment, net	12,442,142	12,716,549	12,942,037	13,254,834	13,477,937	13,807,284	14,185,494	14,504,207	14,811,858	15,062,465	15,332,167	15,520,619	15,709,670
Loans held for sale, at lower of cost or fair value	232,917	309,782	267,862	249,983	315,785	363,215	357,666	378,660	323,428	414,542	390,529	417,691	415,923
MBS available for sale, at fair value	115	116	117	118	119	251	253	255	257	258	260	263	265
Cash, investment securities and FHLB stock	1,956,838	1,769,031	1,694,467	1,665,319	1,657,988	1,710,995	1,629,887	1,477,655	1,529,581	1,428,012	1,228,189	1,229,927	1,144,281
Deposits	11,292,781	11,405,411	11,647,431	11,553,635	11,619,776	11,784,869	11,777,977	11,848,697	11,945,758	12,003,555	12,014,337	11,887,739	11,945,771
FHLB advances and other borrowings	1,638,508	1,954,340	1,845,067	2,081,688	2,330,821	2,610,756	2,774,668	2,843,266	3,144,224	3,185,299	3,467,722	3,754,492	3,806,849
Senior notes	198,335	198,320	198,305	198,290	198,275	198,260	198,245	198,230	198,216	198,201	198,186	198,172	198,157
Non-performing assets as a % of total assets	1.30%	1.04%	0.94%	0.88%	0.78%	0.68%	0.55%	0.47%	0.39%	0.32%	0.27%	0.23%	0.23%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$236,340	$258,060	$238,848	$211,270	$152,780	$169,304	$173,038	$212,231	$217,333	$276,720	$270,693	$345,677	$383,112
All other	7,871	2,610	6,812	7,814	2,874	2,063	2,344	2,198	3,620	2,997	9,127	7,281	38,149
Repayments	(533,008)	(503,098)	(577,134)	(468,436)	(514,617)	(576,823)	(530,449)	(554,264)	(496,202)	(576,312)	(491,003)	(578,724)	(536,401)
Loans for sale:
Originations and purchases	172,508	198,852	219,292	197,503	223,874	247,661	245,428	285,913	244,222	311,093	268,757	310,815	266,364
Sales	(247,338)	(156,379)	(200,424)	(252,483)	(261,523)	(236,633)	(252,738)	(224,603)	(324,401)	(282,706)	(296,049)	(303,542)	(443,977)
Mortgage loans serviced for others
Total	$5,968,713	$6,004,347	$6,021,673	$6,094,132	$6,051,650	$5,908,233	$5,819,457	$6,646,004	$6,595,462	$6,518,984	$6,397,528	$6,377,737	$6,198,140
With capitalized mortgage servicing rights: (a)
Amount	2,374,452	2,345,736	2,348,060	2,356,824	2,350,553	2,394,754	2,349,285	2,344,658	2,345,880	2,356,368	2,374,849	2,369,543	2,381,128
Weighted average interest rate	5.79%	5.78%	5.77%	5.75%	5.75%	5.75%	5.73%	5.72%	5.70%	5.69%	5.68%	5.66%	5.65%
Interest rate spread data (b)
Weighted average yield:
Loans and MBS	7.55%	7.58%	7.61%	7.62%	7.60%	7.59%	7.52%	7.44%	7.38%	7.24%	7.13%	6.99%	6.92%
Investment securities (c)	5.34	5.37	5.37	5.38	5.38	5.38	5.34	5.24	5.26	5.14	4.97	4.97	4.82

Interest-earning assets yield	7.28	7.34	7.40	7.41	7.39	7.38	7.34	7.27	7.22	7.10	7.01	6.88	6.81

Weighted average cost:
Deposits	3.97	3.96	3.94	3.99	3.99	3.95	3.93	3.88	3.81	3.73	3.62	3.45	3.40
FHLB advances and other borrowings (d)	5.97	5.83	5.89	5.85	5.81	5.77	5.73	5.73	5.68	5.68	5.69	5.56	5.33
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50

Combined funds cost	4.25	4.27	4.24	4.31	4.33	4.31	4.31	4.27	4.23	4.17	4.12	3.99	3.89

Interest rate spread	3.03%	3.07%	3.16%	3.10%	3.06%	3.07%	3.03%	3.00%	2.99%	2.93%	2.89%	2.89%	2.92%

(a)  The estimated fair value may exceed book value for certain asset strata and Excluded loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(b)  Excludes adjustments for non-accrual loans, amortization of net deferred costs to originate loans, premiums and discounts, prepayment and late fees and FHLB stock dividends.
(c)  Includes the yield on investment securities accounted for on a trade-date basis but for which interest income will not be recognized until settlement. Yields for securities available for sale are calculated using historical cost balances and are not adjusted for changes in fair value that are reflected as a separate component of stockholder's equity.
(d)  Includes the impact of interest rate swap contracts, with notional amounts totaling $430 million of receive-fixed, pay-3-month LIBOR variable interest, which contracts serve as a permitted hedge against a portion of our FHLB advances.

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